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                                                                Exhibit 10.18(c)

                      [LETTERHEAD OF METRO-GOLDWYN-MAYER]

                                                    December 31, 1997


Bill Asher
Vice President - New Business
Playboy Entertainment Group, Inc.
9242 Beverly Blvd.
Beverly Hills, CA 90210

Dear Bill:

This letter will confirm the material terms of our agreement this date amending the June 27, 1996 Distribution Agreement, as amended (the "Distribution Agreement"), between Playboy Entertainment Group, Inc. ("Playboy") and Orion Home Video ("Orion"), as follows:

1. Orion shall take immediate delivery of *** within 12 business days of full and satisfactory delivery of each such picture as defined in the Distribution Agreement. Orion shall have no obligation whatsoever to release, distribute or account to Playboy for any of the Branded Product.

2. Orion shall take delivery of the *** , as set forth in the Distribution Agreement, however, Orion will have no obligation whatsoever to release, distribute or account to Playboy for any of the Unbranded Product. Delivery and payment of the Guaranteed Advances shall be made in accordance with the delivery and payment schedule set forth in the Distribution Agreement.

3. In exchange for *** , pursuant to the Production Agreement between Playboy and Motion Picture Corporation of America ("MPCA") dated February 23, 1994 (the "MPCA/Playboy Agreement") which amount is represented to be *** as set forth in the December 17, 1997 statement from Playboy sent by fax to MPCA on December 17, 1997 for the period ending September 30, 1997. The remainder of any and all amounts owed to MPCA shall be paid to MPCA c/o David Bishop, MGM Home Entertainment within 5 business days


                      [LETTERHEAD OF METRO-GOLDWYN-MAYER]

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.
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from the date of this letter agreement. Playboy shall continue to account and pay to MPCA on a timely basis any and all amounts, whether in the form of advances or royalties, which become due and owing to MPCA pursuant to the MPCA/Playboy Agreement.

The parties agree to prepare and execute a long form agreement, however, this letter agreement shall constitute a binding contract upon signature by both parties.

                                        Very truly yours,


                                        /s/ Mary Luppi Basich
                                        ----------------------
                                            Mary Luppi Basich


Accepted and agreed to on behalf of
Playboy Entertainment Group, Inc:


By: /s/ William Asher
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Its: V.P-New Business
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Dated: 12/31/97
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